SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) February 25, 1997





                         TELEBANC FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      33-76930                 13-3759196
--------------------------------------------------------------------------------
    (State or other          (Commission File Number)        (IRS Employer
    jurisdiction of                                       Identification No.)
    incorporation)


1111 North Highland Street, Arlington, Virginia                     22201
--------------------------------------------------------------------------------
(Address of principal executive office)                          (Zip Code)


Registrant's telephone number, including area code:           (703) 247-3700
                                                              --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         Unit Purchase Agreement. TeleBanc Financial Corporation (the "Company") entered into a Unit Purchase Agreement, dated as of February 19, 1997, with the Purchasers identified therein (the "Unit Purchase Agreement"). Also as part of the transaction pursuant to which the Company sold Units (as defined in the Unit Purchase Agreement), the Company entered into an Amended and Restated
Acquisition Agreement, dated as of February 19, 1997, with Arbor Capital Partners, Inc. ("Arbor"), MET Holdings Corporation and William M. Daugherty (the "Acquisition Agreement"). The sale of Units to the Purchasers pursuant to the Unit Purchase Agreement and the acquisition by the Company of the Arbor Assets (as defined in the Acquisition Agreement) pursuant to the Acquisition Agreement occurred on February 28, 1997. The Unit Purchase Agreement and the exhibits thereto is attached as Exhibit 10.1 hereto, and incorporated by reference herein. The Acquisition Agreement is attached as Exhibit 10.2 hereto, and incorporated by reference herein.


         Certificate of Designation. In connection with the issuance of Units pursuant to the Unit Purchase Agreement, the Company filed a Certificate of Designation with the Office of the Secretary of State of the State of Delaware on February 25, 1997 (the "Certificate of Designation"). The Certificate of Designation is attached as Exhibit 3 hereto, and incorporated by reference herein.



Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)  Exhibits

               Exhibit No.      Description



                           3    Certificate of Designation

                        10.1    Unit Purchase Agreement

                        10.2    Amended and Restated Acquisition Agreement

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TELEBANC FINANCIAL CORPORATION


Date:  March 13, 1997                 By:    /s/ Aileen Lopez Pugh
                                             ---------------------
                                                Aileen Lopez Pugh
                                                Executive Vice President-
                                                   Chief Financial Officer
                                                   and Treasurer

                                INDEX TO EXHIBITS

Exhibit
Number                           Exhibit Description
------                           -------------------

      3                         Certificate of Designation

    10.1                        Unit Purchase Agreement

    10.2                        Amended and Restated Acquisition Agreement